Exhibit 4.1
AUTHORIZED COMMON: 100,000,000 SHARES
STOCK CERTIFICATE CUSIP: [INSERT CUSIP NUMBER HERE]
CUSIP NO. 871628 10 3
SYNTHESIS ENERGY SYSTEMS, INC.
THIS CERTIFIES THAT IS THE RECORD HOLDER OF
m Shares of SYNTHESIS ENERGY SYSTEMS, INC . Common Stock r transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed . This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar . Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers .
Dated :

NOTICE:	Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT—as tenants by the entireties	(Cust) (Minor)
JT TEN — as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(States)

Additional abbreviations may also be used though not in the above list.
For Value Received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

                                                                                  Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                                  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.